FPA Queens Road Small Cap Value Fund

QRSVX – Investor Class

QRSAX – Advisor Class

QRSIX – Institutional Class

A series of Investment Managers Series Trust III (the “Trust”)

Supplement dated January 14, 2026, to the currently effective

Prospectus and Statement of Additional Information (“SAI”).

Effective immediately, Benjamin Mellman has been added as a portfolio manager to the FPA Queens Road Small Cap Value Fund (the “Fund”). Steve Scruggs continues to serve as a portfolio manager to the Fund. Accordingly, effective immediately, the Prospectus and SAI are updated as follows:

The “Portfolio Manager – Fund Summary" section on page 8 of the Prospectus is replaced with the following:

Steve Scruggs, CFA, Portfolio Manager of the sub-adviser, has served as portfolio manager of the Fund since its inception in July 2023, and as portfolio manager for the Predecessor Fund since June 2002. Benjamin Mellman, Portfolio Manager of the sub-advisor, has served as portfolio manager of the Fund since January 2026. Mr. Scruggs and Mr. Mellman are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The following paragraph is added under the heading entitled “Portfolio Managers – Management of the Fund” section on page 15 of the Prospectus:

Benjamin Mellman, Portfolio Manager, joined Bragg Financial Advisors (BFA) in 2022. Mr. Mellman spent the prior 10 years at International Value Advisers (IVA) as senior analyst covering industrials and aero/defense with additional experience in financials, real estate, telecom, media, and technology. Prior to IVA, Mr. Mellman worked for RG Niederhoffer Capital Management, a managed futures fund, as a quantitative analyst and trader. Mr. Mellman hold a Bachelor’s Degree and MBA from Columbia University..

The following is added under the section entitled “Other Accounts Managed by Portfolio Manager” on page 34 of the SAI:

As of December 31, 2025, information on other accounts managed by Benjamin Mellman is as follows.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Benjamin Mellman	0	$0	0	$0	0	$0

Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Benjamin Mellman	0	$0	0	$0	0	$0

The “Compensation – Portfolio Manager” section on page 35 of the SAI is deleted and replaced with the following:

Base Salary. Each Portfolio Manager is paid a base salary plus bonuses based on the operating profit of the respective Fund(s). In setting the base salary, the Sub-Adviser seeks to be competitive in light of each Portfolio Manager’s experience and responsibilities.

Performance Bonus. The Portfolio Managers are paid a discretionary performance bonus based on the performance of the firm. The amount, nature and timing of the performance bonus are made at the discretion of the owners of the Sub-Adviser.

Additionally, a Portfolio Manager may receive distributions of the Sub-Adviser’s profits to the extent that the Portfolio Manager is a shareholder of the Sub-Adviser. Steven H. Scruggs is a Portfolio Manager and shareholder of the Sub-Adviser.

The following is added to the “Portfolio Manager(s) Fund Ownership” section on page 35 of the SAI:

The following chart sets forth the dollar range of equity securities owned by Benjamin Mellman in the FPA Queens Road Small Cap Value Fund as of December 31, 2025. The following are the ranges: A – None, B – $1-$10,000, C – $10,001-$50,000, D – $50,001-$100,000, E – $100,001-$500,000, F – $500,001-$1,000,000, G – over $1,000,000.

Dollar Range of Equity Securities in the Fund
Name of Portfolio Manager	FPA Queens Road Small Cap Value Fund
Benjamin Mellman	F

Additionally, effective immediately, the second paragraph under the heading “Purchase and Sale of Fund Shares” on page 8 of the Prospectus is deleted in its entirety and replaced with the following disclosure:

Investors can purchase shares by contacting any investment dealer authorized to sell the Fund’s shares. The minimum initial investment is $1,500, $1,500, and $100,000 for the Investor Class, Advisor Class, and Institutional Class shares, respectively, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100. However, as described herein, no minimum investment amount is imposed for investments in retirement plans. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear. The Fund reserves the right to waive or lower purchase and investment minimums in certain circumstances. For example, the minimums listed above may be waived or lowered for investors who are Trustees or officers of the Fund, employees of the Adviser and/or customers of certain financial intermediaries that hold the Fund’s shares in certain omnibus accounts, and investments in the Fund in connection with liquidity programs (described in additional detail below under “Management of the Fund”), at the discretion of the officers of the Fund. In addition, financial intermediaries may impose their own minimum investment and subsequent purchase amounts.

Additionally, the description of the “ReFlow Liquidity Program” in the “Management of the Fund” section, on page 15 of the Prospectus, is deleted in its entirety and replaced with the following disclosure:

Fund Liquidity Programs

If deemed in the best interests of the Fund and its shareholders, the Fund may participate in liquidity programs (“Liquidity Programs” or “Programs”) offered by independent third-party service providers, unaffiliated with the Fund and Adviser, designed to provide alternative liquidity sources for mutual funds when conducting normal business activities. These Liquidity Programs provide participating mutual funds, including the Fund, with a source of cash that is used to meet net shareholder redemptions, to manage and optimize its portfolio composition, to offset transaction costs associated with portfolio transactions, and/or to more efficiently manage its portfolio. Depending on the Program used, the Fund’s shares are redeemed when the Fund experiences net sales, at the end of a maximum holding period set by each Program, which ranges from two to eight days, or at other times in the discretion of the Program or the Adviser.

During the period that a third party holds the Fund’s shares through a Program, the third party will have the same rights and privileges with respect to those shares as any other shareholder. A third party that invests in the Fund through a Program does so on an investment-blind basis without regard to the Fund’s objective, policies, or anticipated performance. The third party purchases shares of the Fund at net asset value and is not subject to the Fund’s investment minimums or the limitations noted under “Excessive Trading and Market Timing” section contained in this Prospectus.

One of the Programs charges the Fund a fee each time the Fund requests the Program to purchase Fund shares. The fee is calculated by applying a fee rate to the total value of the shares purchased by the Program. The fee rate is determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.14% of the total value of the Fund shares purchased, although the Fund may submit a bid at a higher fee rate if it determines that doing so is in the best interest of the Fund and its shareholders. In accordance with federal securities laws, this third party is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund, whereas the other third party Program providers are prohibited from acquiring more than 5% of the outstanding voting securities of the Fund.

When a third party that invested in the Fund through a Program redeems its Fund shares, it will redeem its entire share position in the Fund and generally requests that such redemption be delivered in kind in accordance with the Fund’s redemption in kind policies described under the “In-Kind Transactions” section in this Prospectus. The Fund is not expected to recognize gain or loss for U.S. federal income tax purposes on in-kind redemptions effected in connection with Liquidity Programs.

The Fund’s Board has approved the use of the Liquidity Programs. The Adviser believes that the Liquidity Programs may benefit the Fund and its shareholders, although there is no guarantee that the Liquidity Programs will do so. For example, redemptions in-kind may reduce the need for a Fund to maintain cash reserves, reduce Fund transaction costs, reduce the need to sell Fund investments at inopportune times, and lower Fund capital gain recognition. To the extent that the Fund’s assets do not decline, the Adviser may also benefit.

Additionally, the section “In-Kind Transactions” on page 23 of the Prospectus is deleted in its entirety and replaced with the following disclosure:

In-Kind Transactions. Subject to procedures adopted by the Fund’s Board and at the Fund’s sole discretion, you may pay for shares of the Fund with securities instead of cash (“in-kind purchases”). The Fund has agreed to redeem shares, with respect to any one shareholder of record during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. Pursuant to procedures adopted by the Fund’s Board, the Fund reserves the right in its sole discretion to honor any redemption request in excess of the foregoing limits by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as such securities are valued for purposes of computing the Fund’s net asset value (“in-kind redemptions”). The Fund also expects to redeem shares in kind through its participation in a Liquidity Program. If payment is made in securities, a shareholder may incur transaction expenses in converting those securities to cash, may realize, upon receipt, a gain or loss for tax purposes, and will be exposed to market risk prior to and upon the sale of such securities or other property.

In addition, the following sentence is added to the end of the “Excessive Trading and Market Timing” description in the “How to Redeem Fund Shares” section on page 21 of the Prospectus:

In addition, the Fund’s use of an optional Liquidity Program, which is designed to provide an alternative liquidity source for the Fund when processing share redemptions or in connection with the management and optimization of portfolio composition, may result from time to time in certain shareholders engaging in increased short-term trading in order to provide liquidity to the Fund.

Further, the first sentence of the second paragraph under the heading “Portfolio Holdings Disclosure” on page 19 of the SAI is deleted in its entirety and replaced with the following disclosure:

Occasionally, certain third parties—including the Funds’ service providers, third parties investing in the Funds in connection with liquidity programs designed to provide alternative liquidity sources for mutual funds when conducting normal business activities (“Liquidity Programs”), independent rating and ranking organizations, intermediaries that distribute the Funds’ shares, institutional investors and others—request information about the Funds’ portfolio holdings.

Please file this Supplement with your records.